SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 20, 2020, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”) and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda are hereinafter collectively referred to as the “Borrowers”), LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“LAC”), EACH OTHER PARTY LISTED AS A “GUARANTOR” ON THE SIGNATURE PAGES HERETO (together with LAC, collectively, the “Guarantors”), AIMCO SUBSIDIARY REIT I, LLC, a Delaware limited liability company (“ASR”, and together with LAC, collectively, the “Non-Borrower Pledgors”; and the Non-Borrower Pledgors and AIMCO are hereinafter sometimes referred to collectively as the “Pledgors”), OXFORD HOLDING CORPORATION, a Maryland corporation (“OHC”, and together with AIMCO and AIMCO/Bethesda, collectively, the “Intra-Company Lenders”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Administrative Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrowers, KeyBank, Administrative Agent and the other Lenders, among others, are party to that certain Second Amended and Restated Senior Secured Credit Agreement dated as of June 30, 2017, as amended by that certain First Amendment to Credit Agreement dated May 21, 2018 (as the same may have been varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Guarantors executed and delivered to Administrative Agent and the Lenders that certain Amended and Restated Guaranty dated as of December 22, 2016, as amended by that certain Omnibus Amendment to Loan Documents (the “Omnibus Amendment”) dated as of June 30, 2017, by and between Borrowers, Guarantors, KeyBank and certain other parties (as the same may be further varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Guaranty”), or subsequently became party thereto by executing and delivering that certain Joinder Agreement dated December 7, 2018 (the “2018 Joinder Agreement”);

WHEREAS, AIMCO executed and delivered to Administrative Agent that certain Amended and Restated Security Agreement (Securities) dated as of December 22, 2016, as amended by the Omnibus Amendment (as the same may be further varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Borrower Pledge Agreement”);

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WHEREAS, Non-Borrower Pledgors executed and delivered to Administrative Agent that certain Amended and Restated Security Agreement (Securities) dated as of December 22, 2016, as amended by the Omnibus Amendment (as the same may be further varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Non-Borrower Pledge Agreement”);

WHEREAS, the Borrowers, the Guarantors, the Intra-Company Lenders and Administrative Agent entered into that certain Amended and Restated Intra-Company Loan Subordination Agreement dated as of December 22, 2016, as amended by the Omnibus Amendment (as the same may be further varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Intra-Company Loan Subordination Agreement”), or subsequently became party thereto pursuant to the 2018 Joinder Agreement;

WHEREAS, the Borrowers and the Guarantors have requested that the Lenders modify the Credit Agreement in certain respects and the Lenders have agreed to modifications on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth herein below, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to agree to such modifications, the parties do hereby covenant and agree as follows:

1.Definitions.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2.Modification of the Credit Agreement.  The Borrowers, Administrative Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)By deleting in their entirety the definitions of “Extension Option”, “First Extension Option”, “Fourth Extension Option”, “Lockedout Cap”, “Lockedout Term Loans”, “Lockout Period”, “Second Extension Option”, “Specified Acquisition”, “Third Extension Option”, “Treasury Rate” and “Yield Maintenance Premium”.

(b)By inserting the following new definitions in Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““KeyBanc Capital Markets” means KeyBanc Capital Markets, Inc.”

““Second Amendment Date” means April 20, 2020.”

(c)By deleting in its entirety the second (2nd) sentence of the definition of “Aggregate Revolving Credit Commitments” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new sentence:

“The Aggregate Revolving Credit Commitments on the Second Amendment Date are $800,000,000.”

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(d)By deleting in its entirety the second (2nd) sentence of the definition of “Aggregate Term Loan Commitments” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new sentence:

“The Aggregate Term Loan Commitments on the Second Amendment Date are $350,000,000.00.”

(e)By deleting in its entirety clause (g) of the definition of “Applicable Percentage” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new clause (g):

“(g)The Applicable Percentage of each Lender as of the Second Amendment Date is set forth opposite the name of such Lender on Schedule 2.01A or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.”

(f)By deleting in its entirety the table set forth in the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new table:

Pricing Level	Credit Rating Level	Revolving Loans		Term Loans
		Eurodollar Rate Loans & Letters of Credit Fees	Base Rate Loans	Eurodollar Rate Loans	Base Rate Loans
I	Credit Rating Level 1	0.825%	0.0%	1.40%	0.40%
II	Credit Rating Level 2	0.90%	0.0%	1.45%	0.45%
III	Credit Rating Level 3	1.00%	0.0%	1.60%	0.60%
IV	Credit Rating Level 4	1.20%	0.20%	1.85%	0.85%
V	Credit Rating Level 5	1.55%	0.55%	2.25%	1.25%

(g)By deleting in its entirety the last sentence of the definition of “EBITDA” appearing in Section 1.01 of the Credit Agreement.

(h)By deleting in its entirety the last sentence of the definition of “Eurodollar Rate” and by inserting in lieu thereof the following new sentence:

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“Notwithstanding the foregoing, (X) for all Term Loans that bear interest at a rate based on the Eurodollar Rate, if at any time the Eurodollar Rate determined as provided above is less than one-half percent (0.5%), such rate shall be deemed to be one-half percent (0.5%), and (Y) for all Loans other than Term Loans that bear interest at a rate based on the Eurodollar Rate, if at any time the Eurodollar Rate determined as provided above is less than zero percent (0%), such rate shall be deemed to be zero percent (0%) for purposes of this Agreement.”

(i)By deleting in its entirety the definition of “Fee Letter” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new definition:

““Fee Letter” means the letter agreements, (i) dated November 21, 2016, among the REIT, the Administrative Agent, KeyBanc Capital Markets, Wells Fargo and Wells Fargo Securities, (ii) dated June 15, 2017, among the Borrowers, the Administrative Agent, KeyBanc Capital Markets, Wells Fargo, Wells Fargo Securities, PNC and PNC Capital Markets LLC, (iii) dated November 22, 2016 and April 9, 2020, among the REIT, PNC and PNC Capital Markets LLC (provided that Administrative Agent shall not be required to monitor compliance or enforce the terms of the fee letters described in this clause (iii) or have any responsibility or liability with respect thereto) and (iv) dated March 27, 2020, among Borrowers, the Administrative Agent and KeyBanc Capital Markets.”

(j)By deleting the last sentence of the definition of “Funds From Operations” appearing in Section 1.01 of the Credit Agreement.

(k)By deleting in its entirety the last sentence of the definition of “Guarantor” appearing in Section 1.01 of the Credit Agreement and by inserting in lieu thereof the following new sentence:

“The Guarantors as of the Second Amendment Date are set forth on Schedule 1.01G attached hereto.”

(l)By deleting in its entirety the definition of “Initial Term Loan Maturity Date” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following new definition:

““Initial Term Loan Maturity Date” means April 20, 2021.”

(m)By deleting in its entirety the definition of “Joint Lead Arrangers” appearing in Section 1.01 of the Credit Agreement and by inserting in lieu thereof the following new definition:

““Joint Lead Arrangers” means, as to the Revolving Credit Facility, KeyBanc Capital Markets, Wells Fargo Securities and PNC Capital Markets LLC, in their capacities as joint lead arrangers and joint book managers and, as to the Term Loan Facility, KeyBanc Capital Markets, PNC Capital

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Markets LLC, Regions Capital Markets, Zions Bancorporation, N.A., dba Zions First National Bank, and Bank of the West, in their capacities as joint lead arrangers and joint book managers.”

(n)By deleting in its entirety the parenthetical “(including as increased under Section 2.17)” appearing at the end of the definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement.

(o)By deleting in its entirety the definition of “Syndication Agents” appearing in Section 1.01 of the Credit Agreement and by inserting in lieu thereof the following new definition:

““Syndication Agents” means, as to the Revolving Credit Facility, Wells Fargo and PNC, in their capacities as syndication agents under this Agreement and, as to the Term Loan Facility, PNC, Regions Bank, Zions Bancorporation, N.A., dba Zions First National Bank, and Bank of the West, in their capacities as syndication agents under this Agreement.”

(p)By deleting the words “Closing Date” appearing in clause (a) of the definition of “Term Loan Lender” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the words “Second Amendment Date”.

(q)By deleting the defined term “Closing Date” each time it appears in Section 2.01(b) of the Credit Agreement and inserting in lieu thereof the defined term “Second Amendment Date”.

(r)By deleting the parenthetical “(subject, in any event, to Section 2.05(d) with respect to any prepayment of Term Loans)” appearing in the first (1st) sentence of Section 2.05(a)”.

(s)By deleting in its entirety Section 2.05(d).

(t)By deleting in its entirety Section 2.16 of the Credit Agreement in its entirety and inserting in lieu thereof the following new Section 2.16:

“2.16  Extension of Initial Term Loan Maturity Date

.

The Borrowers shall have the right and option to extend the Initial Term Loan Maturity Date to April 20, 2022, upon satisfaction of solely the following conditions precedent, which must be satisfied at or prior to the effectiveness of any extension of the Initial Term Loan Maturity Date:

(a)Extension Request.  The Borrowers shall deliver written notice of such request (the “Extension Request”) to the Administrative Agent at least thirty (30) days prior to (but not more than one hundred twenty (120) days prior to) the Initial Term Loan Maturity Date.

(b)Payment of Extension Fee.  The Borrowers shall pay to the Administrative Agent for the pro rata accounts of the Term Loan Lenders

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in accordance with the outstanding principal amount of their respective Term Loans an extension fee in an aggregate amount equal to 0.20% of the outstanding principal amount of the Term Loans on the Initial Term Loan Maturity Date, which fee shall, when paid, be fully earned and non-refundable under any circumstances.

(c)No Default.  On the Initial Term Loan Maturity Date there shall exist no Default or Event of Default.

(d)Representations and Warranties. The representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Initial Term Loan Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.

(e)Beneficial Ownership Certification.  If requested by the Administrative Agent or any Lender, each Borrower shall have delivered, at least two (2) Business Day prior to the Initial Term Loan Maturity Date, to the Administrative Agent (and any such Lender) a completed and executed Beneficial Ownership Certification.

(u)By deleting in its entirety Section 2.17 of the Credit Agreement. Each and every reference to Section 2.17 in the Credit Agreement is hereby omitted and of no further force and effect.

(v)By (i) deleting the defined term “Closing Date” each time it appears in Section 5.13 of the Credit Agreement and inserting in lieu thereof the defined term “Second Amendment Date” and (ii) deleting the words “May 2017 financial information” appearing in Section 5.13 of the Credit Agreement and inserting in lieu thereof the words “the most recently delivered financial information.”

(w)By deleting in its entirety Section 6.11 of the Credit Agreement and inserting in lieu thereof the following new Section 6.11:

“6.11

Use of Proceeds.  The proceeds of Revolving Loans and Term Loans will be available to the Borrowers to fund working capital and other corporate purposes, including acquisitions, development and redevelopment of properties, Restricted Payments permitted pursuant to Section 7.06, and the refinancing of existing and future Indebtedness, all in accordance with this Agreement.”

(x)By deleting in its entirety Schedule 1.01G attached to the Credit Agreement and inserting in lieu thereof Schedule 1.01G attached hereto.

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(y)By deleting in its entirety Schedule 2.01A attached to the Credit Agreement and inserting in lieu thereof Schedule 2.01A attached hereto. The Loan Parties hereby acknowledge and agree that as of the Amendment Closing Date (as hereinafter defined) and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment and/or Term Loan Commitment, as applicable, shall be the amount set forth on Schedule 2.01A  attached hereto.  On the Amendment Closing Date, each of the Term Loan Lenders (as such term has been modified by this Amendment) shall be issued a Term Loan Note in the principal face amount of its Term Loan Commitment, which will be a “Term Loan Note” under the Credit Agreement.

(z)By deleting in its entirety Schedule 5.13 attached to the Credit Agreement and inserting in lieu thereof Schedule 5.13 attached hereto.

3.Termination of Waiver.  Borrowers and Guarantors hereby acknowledge and agree that the consent to the “Consent Item” granted by the Required Lenders pursuant to that certain letter agreement dated March 12, 2020 among Borrowers, Guarantors and the Lenders party thereto (the “Waiver Letter”) is rescinded with respect to any purchase, redemption or other acquisition of REIT common stock made after the Amendment Closing Date, and, from and after the Amendment Closing Date, Borrowers shall comply with Section 7.06(c) of the Credit Agreement in all respects without regard to such Consent Item or any other consent, waiver or accommodation set forth in the Waiver Letter.

4.Conditions.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Closing Date”):

(a)Execution of this Amendment; Term Loan Notes.  The Administrative Agent shall have received (i) executed originals of counterpart signature pages to this Amendment from the Borrowers, the other Loan Parties, the Intra-Company Lenders and the Lenders (provided, however, that the Administrative Agent shall accept executed counterparts of signature pages to this Amendment by telecopy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) from Lenders for purposes of satisfying the condition set forth in this Section 4(a)(i) so long as any such Lenders delivering counterparts by telecopy or other electronic image deliver to the Agent manually-signed original counterparts as soon as practicable after the Amendment Closing Date), and (ii) an original Term Loan Note executed by the Borrowers in favor of each Term Loan Lender requesting a Term Loan Note.

(b)No Default.  There shall exist no Default or Event of Default as of the Amendment Closing Date.

(c)Representations and Warranties.  The representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document (in each case, as modified herein) shall be true and correct in all material respects on the Amendment Closing Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall only be required to have been true and correct in all material respects as of such earlier date and except that for purposes of this Section 4(c), the representations and warranties contained in (X) subsections (a) and (c) of Section

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5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement (the “Current Audited Financial Statements”), and (Y) subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement).

(d)Organizational and Authority Documents.  The Administrative Agent shall have received (i) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in its jurisdiction of organization, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized as of the date hereof to act as a Responsible Officer in connection with this Amendment, the Term Loan Notes and any other documents or instruments executed in connection herewith or therewith.

(e)Legal Opinions.  The Administrative Agent shall have received favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, and such local counsel to the Loan Parties reasonably satisfactory to the Administrative Agent, in each case, as to matters concerning the Loan Parties and the Loan Documents and in form and substance reasonably satisfactory to the Administrative Agent.

(f)Closing Certificate. Borrowers shall have delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrowers (i) certifying (A) that the conditions specified in this Section 4 have been satisfied and (B) that there has been no event or circumstance since the date of the Current Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required.

(g)Compliance and Solvency Certificates.  The Administrative Agent shall have received (A) a duly completed Compliance Certificate calculated in good faith based on the Current Audited Financial Statements, and (B) solvency certificate in form and substance reasonably satisfactory to the Administrative Agent, in each case signed by a Responsible Officer of the Borrowers.

(h)Fees and Expenses.  Any fees required to be paid hereunder on or before the Amendment Closing Date shall have been paid (or will be paid out of proceeds of a Borrowing made hereunder on the Amendment Closing Date). Unless waived by the Administrative Agent, the Borrowers shall have paid (or will pay on the Amendment Closing Date) all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least one (1) Business Day prior to the Amendment Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and

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disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Closing Date specifying its objection thereto.

5.Expenses.  The Borrowers shall pay the reasonable fees and expenses of the Administrative Agent in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement.

6.References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

7.Consent and Acknowledgment of the Loan Parties and Intra-Company Lenders.  By execution of this Amendment, the Loan Parties and the Intra-Company Lenders hereby expressly consent to the modification and amendment relating to the Credit Agreement as set forth herein, and the Loan Parties and the Intra-Company Lenders hereby acknowledge, represent and agree that the Loan Documents remain in full force and effect and constitute the valid and legally binding obligations of the Loan Parties and the Intra-Company Lenders enforceable against such Persons in accordance with their respective terms. The Guarantors acknowledge and agree that the Guaranteed Obligations (as such term is defined in the Guaranty) shall include, without limitation, Borrowers’ Obligations with respect to the Term Loans made on the Amendment Closing Date and any additional Term Loans made pursuant to Section 2.17 of the Credit Agreement (as modified hereby). The Pledgors acknowledge and agree that the Indebtedness (as such term is defined in the applicable Pledge Agreement) shall include, without limitation, Borrowers’ Obligations with respect to the Term Loans made on the Amendment Closing Date and any additional Term Loans made pursuant to Section 2.17 of the Credit Agreement (as modified hereby).  The Intra-Company Lenders acknowledge and agree that the Credit Facility (as such term is defined in the Intra-Company Loan Subordination Agreement) shall include, without limitation, Borrowers’ Obligations with respect to the Term Loans made on the Amendment Closing Date and any additional Term Loans made pursuant to Section 2.17 of the Credit Agreement (as modified hereby).

8.Representations.  Each Borrower, each Guarantor, each Non-Borrower Pledgor and each Intra-Company Lender hereby represents and warrants to Administrative Agent and the Lenders as follows:

(a)Authorization.  The execution, delivery and performance by such Person, as applicable, of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby have been duly authorized by all necessary

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corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person, its Properties, or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its respective property is subject; or (iii) violate any Law, except to the extent that any of the foregoing referred to in clause (ii) and (iii) could not reasonably be expected to have a Material Adverse Effect.

(b)Enforceability.  This Amendment and any other documents executed in connection herewith constitute the valid and legally binding obligations of each such Person, enforceable in accordance with the respective terms and provisions hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)Reaffirmation.  Each such Person reaffirms and restates as of the date hereof each and every representation and warranty made by such Person and its Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Person in connection therewith (except to the extent such representations and warranties specifically relate to an earlier date and except that the representations and warranties contained in (X) subsections (a) and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the Current Audited Financial Statements, and (Y) subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement).

(d)Approvals.  The execution, delivery and performance of this Amendment and any other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

9.No Default.  By execution hereof, the Borrowers certify that as of the date of this Amendment and immediately after giving effect to this Amendment no Default or Event of Default has occurred and is continuing.

10.Waiver of Claims. Each of the Loan Parties and the Intra-Company Lenders acknowledges, represents and agrees that as of the date of this Amendment it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of the Administrative Agent or any Lender, or any past or present officers, agents or employees of the Administrative Agent or any Lender, and the Loan Parties and the Intra-Company Lenders do hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

11.Ratification, etc.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties

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hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of any of the Loan Parties and/or the Intra-Company Lenders under the Loan Documents.

12.Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

13.Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) shall be effective as delivery of a manually executed counterpart of this Amendment.

14.Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.  All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment as of the day and year first above written.

BORROWERS:

APARTMENT INVESTMENT AND

MANAGEMENT COMPANY, a Maryland

corporation

By:   /s/ Patti K. Fielding

Name:  Patti K. Fielding

Title:  Executive Vice President, Treasurer and Debt

AIMCO PROPERTIES, L.P., a

Delaware limited partnership

By:	AIMCO-GP, INC., a Delaware

corporation, its General Partner

By:  /s/ Patti K. Fielding

Name: Patti K. Fielding

Title:  Executive Vice President, Treasurer and Debt

AIMCO/BETHESDA HOLDINGS, INC.,

a Delaware corporation

By:  /s/ Patti K. Fielding

Name: Patti K. Fielding

Title:  Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

GUARANTORS:

AIMCO HOLDINGS QRS, INC.,

a Delaware corporation

AIMCO-LP TRUST,

a Delaware trust

AIMCO PROPERTIES FINANCE CORP.,

a Delaware corporation

ANGELES REALTY CORPORATION II,

a California corporation

CONCAP EQUITIES, INC.,

a Delaware corporation

AIMCO-GP, INC.,

a Delaware corporation

NHPMN-GP, INC.,

a Delaware corporation

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

NHP A&R SERVICES, LLC,

a Virginia limited liability company

By:AIMCO/Bethesda Holdings, Inc.,

a Delaware corporation,

its member

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO IPLP, L.P.,

a Delaware limited partnership

By:AIMCO/IPT, Inc.,

a Delaware corporation,

its general partner

By:  /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

AIMCO HOLDINGS, L.P.,

a Delaware limited partnership

By:AIMCO Holdings QRS, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AMBASSADOR APARTMENTS, L.P.,

a Delaware limited partnership

By: AIMCO QRS GP, LLC,

a Delaware limited liability company,

its general partner

By:AIMCO Properties, L.P.,

a Delaware limited partnership,

its member

By:AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

LAC PROPERTIES OPERATING PARTNERSHIP, L.P.,

a Delaware limited partnership

By:AIMCO GP LA, L.P.,

a Delaware limited partnership,

its general partner

By:AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

GP-OP PROPERTY MANAGEMENT, LLC,

a Delaware limited liability company

By:AIMCO Properties, L.P.,

a Delaware limited partnership,

its member

By:AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

NHPMN MANAGEMENT, LLC,

a Delaware limited liability company

By:AIMCO/Bethesda Holdings, Inc.,

a Delaware corporation,

its manager

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

NHPMN MANAGEMENT, L.P.,

[Signature Page to Second Amendment to Credit Agreement]

a Delaware limited partnership

By:NHPMN-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

OP PROPERTY MANAGEMENT, LLC,

a Delaware limited liability company

By:AIMCO Properties, L.P.,

a Delaware limited partnership,

its manager

By:AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

OP PROPERTY MANAGEMENT, L.P.,

a Delaware limited partnership

By:NHPMN-GP, Inc.,

a Delaware corporation,

its managing general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

HUNT CLUB PARTNERS, L.L.C.,

a Maryland limited liability company

By:HC/OAC, L.L.C.,

a Maryland limited liability company,

its manager

By:OAC Investment, Inc.,

a Maryland corporation,

its manager

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO SELECT PROPERTIES, L.P.,

a Delaware limited partnership

By:AIMCO Holdings, L.P.,

a Delaware limited partnership,

its general partner

By:AIMCO Holdings QRS, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

LAC PROPERTIES GP II LIMITED PARTNERSHIP,

a Delaware limited partnership

By:LAC Properties QRS II Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

WATERS LANDING PARTNERS, L.L.C.,

a Maryland limited liability company

By:WL/OAC, L.L.C.,

a Maryland limited liability company,

its manager

By:OAC Investment, Inc.,

a Maryland corporation,

its manager

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO EASTPOINTE, LLC,

a Delaware limited liability company

By:AIMCO Properties, L.P.,

a Delaware limited partnership,

its member

By:AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

RESCORP DEVELOPMENT, INC.,

an Illinois corporation

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

NHP PARTNERS TWO LIMITED PARTNERSHIP,

a Delaware limited partnership

By: AIMCO Holdings, L.P.,

a Delaware limited partnership,

its general partner

By: AIMCO Holdings QRS, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO 240 WEST 73RD STREET, LLC,

a Delaware limited liability company

By: AIMCO Select Properties, L.P.,

a Delaware limited partnership,

its member

By: AIMCO Holdings, L.P.,

a Delaware limited partnership,

its general partner

By: AIMCO Holdings QRS, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

AIMCO 240 WEST 73RD STREET CO-OWNER, LLC,

a Delaware limited liability company

By: AIMCO Properties, L.P.,

a Delaware limited partnership,

its member

By: AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP,

a Maryland limited partnership

By: AIMCO/Lake Ridge, L.L.C.,

a Delaware limited liability company,

its general partner

By: AIMCO Properties, L.P.,

a Delaware limited partnership,

its member

By: AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AND

By:Oxford Equities Corporation,

an Indiana corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

AIMCO TREMONT, LLC,

a Delaware limited liability company

By: AIMCO Properties, L.P.,

a Delaware limited partnership,

its manager

By: AIMCO-GP, Inc.,

a Delaware corporation,

its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO MERRILL HOUSE, L.L.C.,
a Delaware limited liability company

By:AIMCO PROPERTIES, L.P., a Delaware

limited partnership, its manager

By:AIMCO-GP, INC., a Delaware

corporation, its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP,

a California limited partnership

By:LAC PROPERTIES GP III LIMITED

PARTNERSHIP, a Delaware limited

partnership, its general partner

By:LAC PROPERTIES QRS III INC.,

a Delaware corporation, its general

partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

CCIP PLANTATION GARDENS, L.L.C.,
a Delaware limited liability company

By:CONCAP EQUITIES, INC., a Delaware

corporation, its managing member

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

AIMCO ESPLANADE AVENUE APARTMENTS, LLC,
a Delaware limited liability company

By:AIMCO PROPERTIES, L.P., a Delaware

limited partnership, its member

By:AIMCO-GP, INC., a Delaware

corporation, its general partner

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

ASR:

AIMCO SUBSIDIARY REIT I, LLC,

a Delaware limited liability company

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

OHC:

OXFORD HOLDING CORPORATION,

a Maryland corporation

By:   /s/ Patti K. Fielding

Name: Patti K. Fielding

Title: Executive Vice President, Treasurer and Debt

[Signature Page to Second Amendment to Credit Agreement]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:/s/ Jessica Lauerhass

Name:  Jessica Lauerhass
Title:    Vice President

WELLS FARGO BANK, N.A., as Syndication Agent and as a Lender

By:/s/ Michael Kaschke

Name: Michael Kaschke
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:/s/ James A. Harmann

Name: James A. Harmann
Title: Senior Vice President

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender

By:/s/ Dennis Kwan

Name: Dennis Kwan
Title: Senior Vice President

REGIONS BANK, as Co-Documentation Agent and as a Lender

By:/s/ William Chalmers

Name: William Chalmers
Title: Assistant Vice President

[Signature Page to Second Amendment to Credit Agreement]

CITIBANK, N.A., as Co-Documentation Agent and as a Lender

By:/s/ Chris Albano

Name: Chris Albano
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A, as a Lender

By:/s/ Jack Kuhns

Name: Jack Kuhns
Title: Authorized Signatory

BANK OF THE WEST, a California banking corporation, as a Lender

By:/s/ Stephanie Beggs

Name: Stephanie Beggs
Title: Vice President

By:/s/ Chuck Weerasooriya

Name: Chuck Weerasooriya
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:/s/ Travis Myers

Name: Travis Myers
Title: Vice President

BMO HARRIS BANK, N.A., as Co-Documentation Agent and as a Lender

By:/s/ Michael Kauffman

Name: Michael Kauffman
Title: Managing Director

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and as a Lender

By:/s/ Chadwick W. Shafer

Name: Chadwick W. Shafer
Title: Executive Director

ZIONS BANCORPORATION, N.A., dba ZIONS FIRST NATIONAL BANK (successor-in-interest by merger to ZB, N.A., dba ZIONS FIRST NATIONAL BANK)

By:/s/ Jeffrey Holt

Name: Jeffrey Holt
Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]

SCHEDULE 1.01G

GUARANTORS AS OF THE SECOND AMENDMENT DATE

AIMCO 240 West 73RD Street Co-Owner, LLC

AIMCO 240 West 73RD Street, LLC

AIMCO Eastpointe, LLC

AIMCO Esplanade Avenue Apartments, LLC

AIMCO Holdings QRS, Inc.

Aimco Holdings, L.P.

AIMCO IPLP, L.P.

AIMCO Merrill House, L.L.C.

AIMCO Properties Finance Corp.

AIMCO Select Properties, L.P.

AIMCO Tremont, LLC

AIMCO-GP, Inc.

AIMCO-LP Trust

Ambassador Apartments, L.P.

Angeles Realty Corporation II

Camarillo-Rosewood Associates Limited Partnership

CCIP Plantation Gardens, L.L.C.

CONCAP Equities, INC.

GP-OP Property Management, LLC

Hunt Club Partners, L.L.C.

LAC Properties GP II Limited Partnership

LAC Properties Operating Partnership, L.P.

Lake Ridge-Oxford Associates Limited Partnership

NHP A&R Services, LLC

NHP Partners Two Limited Partnership

NHPMN Management, L.P.

NHPMN Management, LLC

NHPMN-GP, Inc.

OP Property Management, L.P.

OP Property Management, LLC

RESCORP Development, INC.

Waters Landing Partners, L.L.C.

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SCHEDULE 2.01A

LENDERS AND COMMITMENTS

REVOLVING CREDIT COMMITMENTS

Lender	Commitment	Commitment Percentage
KeyBank National Association	$93,000,000.00	11.6250000%
Wells Fargo Bank, N.A.	$93,000,000.00	11.6250000%
PNC Bank, National Association	$93,000,000.00	11.6250000%
Bank of America, N.A.	$78,000,000.00	9.7500000%
Regions Bank	$78,000,000.00	9.7500000%
U.S. Bank National Association	$78,000,000.00	9.7500000%
Citibank, N.A.	$58,000,000.00	7.2500000%
BMO Harris Bank, N.A.	$55,000,000.00	6.8750000%
Bank of The West	$55,000,000.00	6.8750000%
JPMorgan Chase Bank, N.A.	$55,000,000.00	6.8750000%
Zions Bancorporation, N.A., d/b/a Zions First National Bank	$45,000,000.00	5.6250000%
Morgan Stanley Bank, N.A.	$19,000,000.00	2.3750000%
TOTAL	$800,000,000.00	100%

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Term Loan Commitments

Lender	Commitment	Applicable Percentage
KeyBank National Association	$70,000,000.00	20.0000000%
PNC Bank, National Association	$70,000,000.00	20.0000000%
Regions Bank	$70,000,000.00	20.0000000%
Zions Bancorporation, N.A., dba Zions First National Bank	$70,000,000.00	20.0000000%
Bank of The West	$70,000,000.00	20.0000000%
Total:	$350,000,000.00	100%

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SCHEDULE 5.13

SUBSIDIARIES

AS OF THE SECOND AMENDMENT DATE

1.	AIMCO-GP, INC.
2.	AIMCO-LP TRUST
3.	AIMCO PROPERTIES, L.P.
4.	1001 BB DRIVE, LLC
5.	1001 BRICKELL BAY DRIVE, LLC
6.	AF HOTEL PARCEL LESSEE, LLC
7.	AF HOTEL PARCEL LESSOR, LLC
8.	AF HOTEL PARCEL OPPORTUNITY FUND, LP
9.	AF HOTEL PARCEL OPPORTUNITY ZONE BUSINESS, LP
10.	AIC REIT PROPERTIES LLC
11.	AIMCO 1582 FIRST AVENUE, LLC
12.	AIMCO 159 FIRST STREET, LLC
13.	AIMCO 173 EAST 90TH STREET, LLC
14.	AIMCO 182-188 COLUMBUS AVENUE, LLC
15.	AIMCO 21 FITZSIMONS LICENSE, LLC
16.	AIMCO 21 FITZSIMONS, LLC
17.	AIMCO 234 EAST 88TH ST, LLC
18.	AIMCO 237 NINTH AVENUE, LLC
19.	AIMCO 240 WEST 73RD STREET CO-OWNER, LLC
20.	AIMCO 240 WEST 73RD STREET, LLC
21.	AIMCO 270 THIRD STREET, LLC
22.	AIMCO 306 EAST 89TH STREET, LLC
23.	AIMCO 311/313 EAST 73RD STREET, LLC
24.	AIMCO 3131 WALNUT STREET MEMBER I, LLC
25.	AIMCO 3131 WALNUT STREET MEMBER II, LLC
26.	AIMCO 3131 WALNUT STREET, LLC
27.	AIMCO 322 EAST 61ST STREET, LLC
28.	AIMCO 452 EAST 78TH STREET PROPERTY, LLC
29.	AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC
30.	AIMCO 50 ROGERS STREET, LLC
31.	AIMCO 510 EAST 88TH STREET PROPERTY, LLC
32.	AIMCO 514 EAST 88TH STREET, LLC
33.	AIMCO 518 EAST 88TH ST, LLC
34.	AIMCO 777 SOUTH BROAD MEMBER, LLC
35.	AIMCO 777 SOUTH BROAD, LLC
36.	AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC
37.	AIMCO ANGELES GP, LLC
38.	AIMCO AVERY ROW, LLC
39.	AIMCO BALAYE APARTMENTS I, LLC
40.	AIMCO BENT TREE, LLC
41.	AIMCO BOSTON LOFTS, L.P.
42.	AIMCO BRIAR RIDGE GP, LLC
43.	AIMCO BRIAR RIDGE, L.P.
44.	AIMCO BROADWAY LOFTS GP, LLC
45.	AIMCO BROADWAY LOFTS, L.P.

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46.	AIMCO BUENA VISTA APARTMENTS GP, LLC
47.	AIMCO BUENA VISTA APARTMENTS, L.P.
48.	AIMCO BURKSHIRE COMMONS GP, LLC
49.	AIMCO CALHOUN CLUB, L.L.C.
50.	AIMCO CALHOUN, INC.
51.	AIMCO CALHOUN, L.L.C.
52.	AIMCO CANYON TERRACE GP, LLC
53.	AIMCO CANYON TERRACE, L.P.
54.	AIMCO CASA DEL MAR TIC, LLC
55.	AIMCO CASA DEL NORTE GP, LLC
56.	AIMCO CASA DEL NORTE LP, LLC
57.	AIMCO CHANTILLY GP, LLC
58.	AIMCO CHELSEA LAND, L.L.C.
59.	AIMCO CHESTNUT HALL GP, LLC
60.	AIMCO CHESTNUT HALL LIMITED PARTNERSHIP
61.	AIMCO CHESTNUT HILL GP, LLC
62.	AIMCO CLEARING ACCOUNT, LLC
63.	AIMCO COLUMBUS AVE., LLC
64.	AIMCO EASTPOINTE, LLC
65.	AIMCO ELM CREEK TOWNHOMES TWO, LLC
66.	AIMCO ELM CREEK, L.P.
67.	AIMCO ESPLANADE AVENUE APARTMENTS, LLC
68.	AIMCO FITZSIMONS 3A LESSEE, LLC
69.	AIMCO FITZSIMONS 3A LESSOR, LLC
70.	AIMCO FITZSIMONS 3A, LLC
71.	AIMCO FLAMINGO HEALTH CLUB, LLC
72.	AIMCO FOXCHASE GP, LLC
73.	AIMCO FOXCHASE, L.P.
74.	AIMCO FRAMINGHAM, LLC
75.	AIMCO GARDENS GP LLC
76.	AIMCO GP LA, L.P.
77.	AIMCO GRANADA, L.L.C.
78.	AIMCO HERMOSA TERRACE GP, LLC
79.	AIMCO HERMOSA TERRACE LP, LLC
80.	AIMCO HILLMEADE, LLC
81.	AIMCO HOLDINGS I, LLC
82.	AIMCO HOLDINGS II, LLC
83.	AIMCO HOLDINGS QRS, INC.
84.	AIMCO HOLDINGS, L.P.
85.	AIMCO HORIZONS WEST APARTMENTS, LLC
86.	AIMCO HP/SWAP, LLC
87.	AIMCO HYDE PARK TOWER, L.L.C.
88.	AIMCO INDIGO GP, LLC
89.	AIMCO INDIGO, L.P.
90.	AIMCO IPLP, L.P.
91.	AIMCO KEY TOWERS, L.P.
92.	AIMCO LA JOLLA TERRACE GP, LLC
93.	AIMCO LA JOLLA TERRACE LP, LLC
94.	AIMCO LA QRS, INC.
95.	AIMCO LEAHY SQUARE APARTMENTS, LLC

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96.	AIMCO LJC, LLC
97.	AIMCO LOCUST ON THE PARK MEMBER I, LLC
98.	AIMCO LOCUST ON THE PARK MEMBER II, LLC
99.	AIMCO LOCUST ON THE PARK, LLC
100.	AIMCO LP LA, LP
101.	AIMCO MADERA VISTA, LLC
102.	AIMCO MALIBU CANYON, LLC
103.	AIMCO MAPLE BAY, L.L.C.
104.	AIMCO MERRILL HOUSE, L.L.C.
105.	AIMCO MEZZO, LLC
106.	AIMCO MILAN, LLC
107.	AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC
108.	AIMCO MONTEREY GROVE APARTMENTS, LLC
109.	AIMCO N.P. LOFTS, L.P.
110.	AIMCO NORTH ANDOVER, L.L.C.
111.	AIMCO ONE ARDMORE PLACE MEMBER I, LLC
112.	AIMCO ONE ARDMORE PLACE MEMBER II, LLC
113.	AIMCO ONE ARDMORE PLACE, LLC
114.	AIMCO ONE CANAL, LLC
115.	AIMCO ONE MARKET STREET LESSEE, LLC
116.	AIMCO ONE MARKET STREET MEMBER, LLC
117.	AIMCO ONE MARKET STREET URBAN RENEWAL, LLC
118.	AIMCO OPPORTUNITY FUND 3A, LP
119.	AIMCO OPPORTUNITY FUND 3A-2, LP
120.	AIMCO OPPORTUNITY ZONE 3A BUSINESS, LP
121.	AIMCO PACIFICA GP, LLC
122.	AIMCO PACIFICA PARK, L.P.
123.	AIMCO PALAZZO ACQUISITION, LLC
124.	AIMCO PARK AND 12TH, LLC
125.	AIMCO PARK LA BREA HOLDINGS, LLC
126.	AIMCO PARK LA BREA SERVICES, LLC
127.	AIMCO PARK LA BREA, INC.
128.	AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC
129.	AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.
130.	AIMCO PLEASANT STREET, LLC
131.	AIMCO PROPERTIES FINANCE CORP.
132.	AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.
133.	AIMCO PROPERTIES, LLC
134.	AIMCO PROSPECT 400 GP, LLC
135.	AIMCO PROSPECT 400, L.P.
136.	AIMCO QRS GP, LLC
137.	AIMCO RAMBLEWOOD, L.L.C.
138.	AIMCO RIVER CLUB, LLC
139.	AIMCO ROBIN DRIVE GP, LLC
140.	AIMCO ROBIN DRIVE, L.P.
141.	AIMCO ROYAL CREST - NASHUA, L.L.C.
142.	AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.
143.	AIMCO SCHAUMBURG-OXFORD, LLC
144.	AIMCO SCOTCHOLLOW APARTMENTS GP, LLC
145.	AIMCO SCOTCHOLLOW APARTMENTS, L.P.

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146.	AIMCO SELECT PROPERTIES, L.P.
147.	AIMCO SERVICE COMPANY, LLC
148.	AIMCO SOUTHSTAR LOFTS MEMBER I, LLC
149.	AIMCO SOUTHSTAR LOFTS MEMBER II, LLC
150.	AIMCO SOUTHSTAR LOFTS, LLC
151.	AIMCO SUBSIDIARY REIT I, LLC
152.	AIMCO SUNSET ESCONDIDO, L.L.C.
153.	AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC
154.	AIMCO TREMONT, LLC
155.	AIMCO UBS ACQUISITIONS, L.P.
156.	AIMCO UBS, LLC
157.	AIMCO VANTAGE POINTE, L.L.C.
158.	AIMCO VENEZIA, LLC
159.	AIMCO VILLA DEL SOL, L.P.
160.	AIMCO WARWICK, L.L.C.
161.	AIMCO WATERWAYS VILLAGE, LLC
162.	AIMCO WAVERLY, LLC
163.	AIMCO WESTCHESTER PARK, LLC
164.	AIMCO WEXFORD VILLAGE II, L.L.C.
165.	AIMCO WEXFORD VILLAGE, L.L.C.
166.	AIMCO YACHT CLUB AT BRICKELL, LLC
167.	AIMCO YORKTOWN, L.P.
168.	AIMCO/BETHESDA EMPLOYEE, L.L.C.
169.	AIMCO/BETHESDA HOLDINGS, INC.
170.	AIMCO/BLUFFS, L.L.C.
171.	AIMCO/BRANDYWINE, L.P.
172.	AIMCO/CHICKASAW, L.L.C.
173.	AIMCO/FARMINGDALE, L.L.C.
174.	AIMCO/IPT, INC.
175.	AIMCO/LAKE RIDGE, L.L.C.
176.	AIMCO/LEXINGTON, L.L.C.
177.	AIMCO/NASHUA, L.L.C.
178.	AIMCO/NHP PROPERTIES, INC.
179.	AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC
180.	AIMCO/RAVENSWORTH ASSOCIATES GP, LLC
181.	AIMCO/SOUTHRIDGE, L.L.C.
182.	AIMCO/SWAP, L.L.C.
183.	AIMCO/WESTRIDGE, L.L.C.
184.	AMBASSADOR APARTMENTS, L.P.
185.	AMBASSADOR IX, INC.
186.	AMBASSADOR IX, L.P.
187.	AMREAL CORPORATION
188.	ANGELES INCOME PROPERTIES 6, LP
189.	ANGELES INVESTMENT PROPERTIES, INC.
190.	ANGELES PARTNERS XII, LP
191.	ANGELES PROPERTIES, INC.
192.	ANGELES REALTY CORPORATION II
193.	AP XII TWIN LAKE TOWERS, LLC
194.	APMSF COMMON LLC
195.	APMSF HOLDINGS LLC

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196.	APMSF INVESTOR LLC
197.	APMSF PHASE 1 LLC
198.	APMSF PHASE 1B LLC
199.	APMSF PHASE 1C LLC
200.	APMSF PHASE 1D LLC
201.	APMSF TRS MEMBER LLC
202.	BAY PARC PLAZA APARTMENTS, L.P.
203.	BAYBERRY HILL, L.L.C.
204.	BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP
205.	BRICKELL BAY TOWER LTD
206.	BRICKELL BAY TOWER SPE, LLC
207.	BRICKELL BAY TOWER, INC.
208.	BROAD RIVER PROPERTIES, L.L.C.
209.	BROOKWOOD LIMITED PARTNERSHIP
210.	BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.
211.	CALMARK HERITAGE PARK II LIMITED PARTNERSHIP
212.	CALMARK INVESTORS, LTD., A CALIFORNIA LIMITED PARTNERSHIP
213.	CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP
214.	CCIP PLANTATION GARDENS, L.L.C.
215.	CCIP STERLING, L.L.C.
216.	CCIP STERLING, L.P.
217.	CCP IV ASSOCIATES, LTD.
218.	CCP IV KNOLLWOOD, LLC
219.	CCP/IV RESIDENTIAL GP, L.L.C.
220.	CEDAR RIM APARTMENTS, LLC
221.	CHANTILLY PARTNERS LIMITED PARTNERSHIP
222.	CHESTNUT HILL ASSOCIATES LIMITED PARTNERSHIP
223.	CHICKASAW-OXFORD ASSOCIATES LIMITED PARTNERSHIP
224.	CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP
225.	CONCAP EQUITIES, INC.
226.	CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP
227.	CONGRESS REALTY CORP.
228.	CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP
229.	CONSOLIDATED CAPITAL PROPERTIES IV, LP
230.	COOPER RIVER PROPERTIES, L.L.C.
231.	CPF CREEKSIDE, LLC
232.	CRC CONGRESS REALTY CORP.
233.	FARMINGDALE-OXFORD ASSOCIATES LIMITED PARTNERSHIP
234.	FLAMINGO SOUTH ACQUISITIONS, LLC
235.	FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.
236.	FOX ASSOCIATES '84
237.	FOX CAPITAL MANAGEMENT CORPORATION
238.	FOX PARTNERS
239.	FOX PARTNERS II
240.	FOX PARTNERS VIII
241.	FOX REALTY INVESTORS
242.	GEORGETOWN 20Y APARTMENTS, L.L.C.
243.	GP REAL ESTATE SERVICES II INC.
244.	GP-OP PROPERTY MANAGEMENT, LLC
245.	HC/OAC, L.L.C.

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246.	HERITAGE PARK II INC.
247.	HERITAGE PARK INVESTORS, INC.
248.	HUNT CLUB PARTNERS, L.L.C.
249.	HUNTER'S GLEN AP XII GP, LLC
250.	HUNTERS GLEN AP XII LIMITED PARTNERSHIP
251.	IPLP ACQUISITION I LLC
252.	ISTC CORPORATION
253.	JAMES-OXFORD LIMITED PARTNERSHIP
254.	LA BROADCAST CENTER GP LLC
255.	LA BROADCAST CENTER QRS INC.
256.	LA CRESCENT GARDENS GP LLC
257.	LA CRESCENT GARDENS LP
258.	LA CRESCENT GARDENS QRS INC.
259.	LA HILLCRESTE APARTMENTS LLC
260.	LA INDIAN OAKS GP LLC
261.	LA INDIAN OAKS LP
262.	LA INDIAN OAKS QRS INC.
263.	LA JOLLA TERRACE A LIMITED PARTNERSHIP
264.	LA LAKES GP LLC
265.	LA LAKES LP
266.	LA LAKES QRS INC.
267.	LA MALIBU CANYON GP LLC
268.	LA MALIBU CANYON LP
269.	LA MALIBU CANYON QRS INC.
270.	LA PARK LA BREA A LLC
271.	LA PARK LA BREA B LLC
272.	LA PARK LA BREA C LLC
273.	LA PARK LA BREA LLC
274.	LAC PROPERTIES GP II LIMITED PARTNERSHIP
275.	LAC PROPERTIES GP III LIMITED PARTNERSHIP
276.	LAC PROPERTIES OPERATING PARTNERSHIP, L.P.
277.	LAC PROPERTIES QRS II INC.
278.	LAC PROPERTIES QRS III INC.
279.	LAFAYETTE MANOR ASSOCIATES LIMITED PARTNERSHIP
280.	LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP
281.	LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.
282.	LAZY HOLLOW PARTNERS
283.	LEXINGTON-OXFORD ASSOCIATES L.P.
284.	LINCOLN MARINERS ASSOCIATES LIMITED
285.	LINCOLN PLACE APARTMENTS MT GP, LLC
286.	LINCOLN PLACE APARTMENTS MT, LP
287.	LINCOLN PROPERTY COMPANY NO. 409, LTD.
288.	LJC ACQUISITIONS, LLC
289.	M & P DEVELOPMENT COMPANY
290.	MADISON RIVER PROPERTIES, L.L.C.
291.	MAERIL, INC.
292.	MAYER BEVERLY PARK LIMITED PARTNERSHIP
293.	MCZ/CENTRUM FLAMINGO II, L.L.C.
294.	MCZ/CENTRUM FLAMINGO III, L.L.C.
295.	MONROE CORPORATION

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296.	MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP
297.	MORTON TOWERS APARTMENTS, L.P.
298.	MORTON TOWERS HEALTH CLUB, LLC
299.	NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP
300.	NATIONAL BOSTON LOFTS ASSOCIATES, LLLP
301.	NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS
302.	NATIONAL PROPERTY INVESTORS III, LP
303.	NHP A&R SERVICES, LLC
304.	NHP PARTNERS TWO LIMITED PARTNERSHIP
305.	NHP-HG FOUR, INC.
306.	NHPMN MANAGEMENT, L.P.
307.	NHPMN MANAGEMENT, LLC
308.	NHPMN-GP, INC.
309.	NP BANK LOFTS ASSOCIATES, L.P.
310.	NPI EQUITY INVESTMENTS II, INC.
311.	NPI EQUITY INVESTMENTS, INC.
312.	OAC INVESTMENT, INC.
313.	OAC L.L.C.
314.	OAC LIMITED PARTNERSHIP
315.	OAMCO VII, L.L.C.
316.	OAMCO XI, L.L.C.
317.	OAMCO XIX, L.L.C.
318.	OAMCO XIX, L.P.
319.	OAMCO XV, L.L.C.
320.	OAMCO XVI, L.L.C.
321.	OAMCO XXIII, L.L.C.
322.	OP PROPERTY MANAGEMENT, L.P.
323.	OP PROPERTY MANAGEMENT, LLC
324.	OXFORD APARTMENT COMPANY, INC.
325.	OXFORD ASSOCIATES '82 LIMITED PARTNERSHIP
326.	OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP
327.	OXFORD ASSOCIATES '85 LIMITED PARTNERSHIP
328.	OXFORD EQUITIES CORPORATION
329.	OXFORD EQUITIES CORPORATION III
330.	OXFORD HOLDING CORPORATION
331.	OXFORD INVESTMENT CORPORATION
332.	OXFORD INVESTMENT II CORPORATION
333.	OXFORD MANAGERS I LIMITED PARTNERSHIP
334.	OXFORD PARTNERS X, L.L.C.
335.	OXFORD REALTY FINANCIAL GROUP, INC.
336.	OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP
337.	PARK LA BREA ACQUISITION, LLC
338.	PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP
339.	POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP
340.	RAMBLEWOOD LIMITED PARTNERSHIP
341.	RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP
342.	RAVENSWORTH ASSOCIATES, LLC
343.	REEDY RIVER PROPERTIES, L.L.C.
344.	RESCORP DEVELOPMENT, INC.
345.	RI-15 GP, LLC

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346.	RI-15 LIMITED PARTNERSHIP
347.	RIVER LOFT APARTMENTS LIMITED PARTNERSHIP
348.	RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP
349.	RIVERCREST APARTMENTS, L.P.
350.	ROYAL CREST ESTATES (MARLBORO), L.L.C.
351.	SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP
352.	ST. GEORGE VILLAS LIMITED PARTNERSHIP
353.	THE NATIONAL HOUSING PARTNERSHIP
354.	THE NATIONAL HOUSING PARTNERSHIP II TRUST
355.	THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP
356.	TUJUNGA GARDENS LIMITED PARTNERSHIP
357.	UNIVERSAL BOOT SHOPS, A CALIFORNIA GENERAL PARTNERSHIP
358.	WATERFORD VILLAGE, L.L.C.
359.	WATERS LANDING PARTNERS, L.L.C.
360.	WESTRIDGE-OXFORD LIMITED PARTNERSHIP
361.	WILLIAMSBURG LIMITED PARTNERSHIP
362.	WL/OAC, L.L.C.
363.	ZIMCO XI L.L.C.
364.	ZIMCO XVIII L.L.C.
365.	ZIMCO/CHANTILLY CORPORATION
366.	ZIMCO/MONROE CORPORATION XI

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